SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                                  July 12, 1999


                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
               (Exact name of company as specified in its charter)


            DELAWARE                     1-4717                44-0663509
  (State or other jurisdiction      (Commission file          (IRS Employer
        of incorporation)               number)          Identification Number)


                114 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 5.          Other Events

On July 12, 1999, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced that the Internal Revenue Service has issued a favorable tax ruling on the Company's anticipated "tax-free" spin-off of its financial services companies.



Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.          Document
                 (99)                 Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern Industries, Inc. dated July 12, 1999, entitled, "IRS Provides Favorable Ruling on Separation", is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Kansas City Southern Industries, Inc.


Date: July 16, 1999          By:          /s/ Louis G. Van Horn
                                -------------------------------------------
                                            Louis G. Van Horn
                                     Vice President and Comptroller
                                     (Principal Accounting Officer)

EXHIBIT 99.1

Contact:                                  KCSI
    Landon H. Rowland (816-983-1393)      Kansas City Southern Industries, Inc.
    Chairman, President and CEO                            114 West 11th Street
                                                    Kansas City, Missouri 64105
    Joseph D. Monello (816-983-1213)
    Vice President & Chief Financial Officer                   NYSE Symbol: KSU

                                     Release No.: 1999-06:  Date: July 12, 1999



                                  NEWS RELEASE

                   IRS PROVIDES FAVORABLE RULING ON SEPARATION

Kansas City, Missouri

     Kansas City Southern Industries, Inc. ("KCSI") today announced that the Internal Revenue Service has issued a favorable ruling on the Company's anticipated "tax-free" spin-off of its financial services companies.

    Janus Capital Corporation, Berger Associates, Inc., Nelson Money Managers plc and KCSI's 32% ownership of DST Systems, Inc. have been contributed to a new holding company, "Stilwell Financial, Inc." which is the company that is to separated from KCSI. It is contemplated that Stilwell Financial, Inc. will be listed on the NYSE and, at about the time of the separation, will begin trading under the symbol "SV".

    KCSI anticipates the spin-off will occur during the fourth quarter of 1999. Following the transaction, KCSI will continue to own and operate its rail transportation companies, trading under the symbol of "KSU".

                      ********************************

    This news release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in a current report on Form 8-K dated June 3, 1997 filed by the Company with the Securities and Exchange Commission (Commission file no. 1-4717). The Company will not update any forward-looking statements in this news release to reflect future events or developments.



                           . . . .  The End